SECURITIES AND EXCHANGE COMMISSION

                      Washington D.C. 20549


                            FORM 8-K

                         CURRENT REPORT




                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934

               Date of Report - January 17, 1997



                      Hanover Bancorp, Inc.
     (Exact Name of Registrant as Specified in its Charter)



     Pennsylvania           0-12524             23-2219814
   (State or Other        (Commission         (IRS Employee
   Jurisdiction of        File Number)      Identification No.)
    Incorporation)



         33 Carlisle Street                  17331
       Hanover, Pennsylvania               (Zip Code)
   (Address of Principal Executive
             Offices)



                          (717) 637-2201
          (Registrant's Telephone, Including Area Code)

Item 1.  Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          On January 17, 1997, the Board of Directors of the
          Registrant adopted two amendments to the Corporation's
          By-laws which became effective on that date. The specific By-laws and the nature of the amendments are as follows:

          Article II, Section 1.a. - The date of the annual meeting of the shareholders was changed from the second Tuesday of April to a date no later than April 30 of each year.

          Article III, Section 4. - The date the Board of Directors meets annually for reorganization was changed from the third Friday of April to the third Friday of May.

Item 6.   Resignations of Registrants Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          Not Applicable.

Item 8.   Change in Fiscal Year.

          Not Applicable.

                          SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      HANOVER BANCORP, INC.
                                      (Registrant)




Date: March 5, 1997              \s\  J. Bradley Scovill
                                      J. Bradley Scovill
                                      President and
                                      Chief Executive Officer